AXP(SM)
                                                                    Precious
                                                                 Metals Fund
                                                      1999 SEMIANNUAL REPORT

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AXP Precious Metals Fund seeks to provide  shareholders with long-term growth of capital.

Distributed  by  American  Express  Financial  Advisors  Inc.

AMERICAN EXPRESS Financial Advisors

All  That Glitters ...

While investors typically look to stocks and bonds for the best return on their money, there are times when hard assets such as gold can play a small but important role in a diversified portfolio. Because owning the metal itself is often impractical, most investors put their money in stocks of companies that mine gold and other precious metals. Those stocks, which form the bedrock of AXP Precious Metals Fund, usually move in tandem with the prices of the metals.


CONTENTS
From the Chairman                        3
From the Portfolio Manager               3
Fund Facts                               5
The 10 Largest Holdings                  6
Financial Statements                     7
Notes to Financial Statements           10
Investments in Securities               20

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
American Express(R) Funds held shareholder meetings in June 1999. Shareholders approved all of the proposals advanced by management. Among the proposals were:

o The election of Board members and the selection of KPMG LLP as independent auditors.
o Change in the Fund name  from  "IDS" to "AXP."
o A new  shareholder service and distribution plan.
o Changes with respect to fundamental investment policies.

No other business was presented at the meeting, which was concluded by a report to shareholders from the Investment Department of American Express Financial Corporation. Thanks to all of you for your effort in reviewing the proxy material and voting your proxies.

Before closing, I want to introduce Clay Hoes, who became the Fund's new portfolio manager in July. Please see his letter for a review of the past six months.


Arne H. Carlson


From the Portfolio Manager
A sharp run-up in the price of gold provided the spark for a strong gain by AXP Precious Metals Fund during the first half of the fiscal year. For the six months -- April through September 1999 -- the Fund's Class A shares generated a total return of 16.60%.

Remarkably, during the first five months of the period, there was little indication of things to come. In April, the price of gold did rise a bit on concerns of potentially higher inflation in the U.S., and the Fund responded positively. But before long gold was back in a slump, hitting a 20-year low of $252 per ounce in mid-summer and dragging the Fund down into negative territory.

Along the way, the fundamentals were pretty much the same as they've been for years. Demand for gold jewelry and coins remained healthy in the U.S., as well in overseas markets such as China and the Middle East. On the other hand, the supply of gold remained relatively low, as producers continued to cut back production because of weak prices.

Among other factors, the United Kingdom announced that it would sell about half of its gold reserves to meet reserve-ratio requirements of the new European Union. Beyond that, the International Monetary Fund (IMF) said that it was considering selling some of its gold reserves to provide financial relief for third-world countries. Those events helped keep the lid on gold prices during the summer.

The turnabout in the gold market came in September, when the IMF decided to abandon its plan to sell gold, thereby washing away worries that the market would be flooded with more supply. That sense of relief was soon bolstered by a gold auction by the Bank of England, at which demand swamped the supply. Then, to top things off, 15 European central banks agreed to limit their gold sales for the next five years. More important, they said they would not lease their reserves, a very positive change that is expected to curtail speculation activity in the gold market.

The price of gold responded immediately, running all the way to $299.50 an ounce by the end of September. Stocks of gold producers, which form the core of the Fund's portfolio, were swept along by the rally. To illustrate the strength of the upturn, the Fund's value rose by more than 20% in the final two weeks of September.

Looking at changes to the portfolio, upon being named portfolio manager in July I began to eliminate several smaller positions, ultimately reducing the total number of holdings to about 30. I also employed a small amount of options (less than 1% of assets), which substantially boosted Fund performance when the price of gold rose late in the period.

As we head into the second half of the fiscal year, while gold could move somewhat higher in the months ahead, I do not expect a continuation of the recent run-up. I do, however, think we'll see considerable price volatility. Therefore, I would suggest that investors use gold as only a small hedge (no more than 10% of assets) in a diversified portfolio.


Clay Hoes

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1999                                                       $6.35
March 31, 1999                                                       $5.45
Increase                                                             $0.90

Distributions -- April 1, 1999 - Sept. 30, 1999
From income                                                          $  --
From capital gains                                                   $  --
Total distributions                                                  $  --

Total return*                                                       +16.60%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1999                                                       $6.24
March 31, 1999                                                       $5.38
Increase                                                             $0.86

Distributions -- April 1, 1999 - Sept. 30, 1999
From income                                                          $  --
From capital gains                                                   $  --
Total distributions                                                  $  --

Total return*                                                       +16.07%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 1999                                                       $6.35
March 31, 1999                                                       $5.43
Increase                                                             $0.92

Distributions -- April 1, 1999 - Sept. 30, 1999
From income                                                          $  --
From capital gains                                                   $  --
Total distributions                                                  $  --

Total return*                                                       +16.88%**

 *The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

The 10 Largest Holdings

                                     Percent                    Value
                                 (of net assets)       (as of Sept. 30, 1999)
 Stillwater Mining                    12.04%                 $8,062,499
 Placer Dome                          11.40                   7,633,849
 Meridian Gold                         9.19                   6,155,993
 Barrick Gold                          8.44                   5,655,000
 Franco-Nevada Mining                  7.10                   4,753,964
 Newmont Mining                        5.80                   3,881,250
 Acadia Resources                      5.52                   3,694,565
 Homestake Mining                      4.12                   2,756,250
 Goldcorp Cl A                         3.94                   2,640,713
 Harmony Gold Mining                   2.70                   1,806,747

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


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                           The 10 holdings listed here
                           make up 70.25% of net assets

Financial Statements

Statement of assets and liabilities
AXP Precious Metals Fund, Inc.

Sept. 30, 1999 (Unaudited)

Assets
Investments in securities, at value (Note 1):
   Investments in securities of unaffiliated issuers (identified cost
   $64,336,598)                                                                         $68,855,843
Investments in securities of affiliated issuers (identified cost $2,541,305)              1,108,011
                                                                                          ---------
Total  investments  in  securities  (identified  cost  $66,877,903)                      69,963,854
Unrealized  appreciation on foreign  currency  contracts held,
  at value (Notes 1 and  6)                                                                   9,553
Cash in bank on  demand  deposit                                                            223,825
Dividends  and  accrued interest receivable                                                  48,675
Receivable for investment securities sold                                                 2,644,488
                                                                                          ---------
Total assets                                                                             72,890,395
                                                                                         ----------
Liabilities
Payable for investment securities purchased                                               5,667,412
Unrealized depreciation on foreign  currency  contracts  held,
 at  value  (Notes  1 and  6)                                                                17,318
Accrued investment  management  services fee                                                  1,619
Accrued  distribution fee                                                                       745
Accrued transfer  agency  fee                                                                   641
Other  accrued  expenses                                                                    189,414
Options  contracts written,  at value (premium  received $52,250) (Note 5)                   41,176
                                                                                             ------
Total liabilities                                                                         5,918,325
                                                                                          ---------
Net assets applicable to outstanding capital stock                                      $66,972,070
                                                                                        ===========
Represented by
Capital stock-- $.01 par value (Note 1)                                                 $   105,789
Additional paid-in capital                                                               94,252,222
Net operating loss                                                                          (49,000)
Accumulated net realized gain (loss) (Note 8)                                           (30,429,263)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                         3,092,322
                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                $66,972,070
                                                                                        ===========
Net assets applicable to outstanding shares:            Class A                         $55,885,835
                                                        Class B                         $11,085,372
                                                        Class Y                         $       863
Net asset value per share of outstanding capital stock: Class A shares     8,802,921    $      6.35
                                                        Class B shares     1,775,795    $      6.24
                                                        Class Y shares           136    $      6.35
                                                                                 ---    -----------

See accompanying notes to financial statements.


Statement of operations
AXP Precious Metals Fund, Inc.

Six months ended Sept. 30, 1999 (Unaudited)

Investment income
Income:
Dividends                                                                  $    260,820
Interest                                                                        225,741
   Less foreign taxes withheld                                                  (22,622)
                                                                                -------
Total income                                                                    463,939
                                                                                -------
Expenses (Note 2):
Investment management services fee                                              228,450
Distribution fee
   Class A                                                                       29,217
   Class B                                                                       36,781
Transfer agency fee                                                             108,324
Incremental transfer agency fee
   Class A                                                                       10,656
   Class B                                                                        3,129
Service fee
   Class A                                                                       20,840
   Class B                                                                        3,512
Administrative services fees and expenses                                        16,591
Compensation of board members                                                     3,442
Custodian fees                                                                   14,330
Printing and postage                                                             14,911
Registration fees                                                                14,162
Audit fees                                                                       10,000
Other                                                                             1,028
                                                                                  -----
Total expenses                                                                  515,373
   Earnings credits on cash balances (Note 2)                                    (2,434)
                                                                                 ------
Total net expenses                                                              512,939
                                                                                -------
Investment income (loss) -- net                                                 (49,000)
                                                                                -------
Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions (including $36,203 realized gain on
      investments of affiliated issuers) (Note 3)                              (943,813)
   Foreign currency transactions (Note 6)                                         4,654
   Options contracts written (Note 5)                                            10,746
                                                                                 ------
Net realized gain (loss) on investments                                        (928,413)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        10,949,281
                                                                             ----------
Net gain (loss) on investments and foreign currencies                        10,020,868
                                                                             ----------
Net increase (decrease) in net assets resulting from operations            $  9,971,868
                                                                           ============

See accompanying notes to financial statements.


Statements of changes in net assets

AXP Precious Metals Fund, Inc.

                                                                       Sept. 30, 1999   March 31, 1999
                                                                      Six months ended    Year ended
                                                                         (Unaudited)

Operations and distributions
Investment income (loss)-- net                                         $    (49,000)    $    (184,054)
Net realized gain (loss) on investments                                    (928,413)      (22,569,856)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilites in foreign currencies     10,949,281        10,022,737
                                                                         ----------        ----------
Net  increase  (decrease)  in  net  assets  resulting  from  operations   9,971,868       (12,731,173)
                                                                          ---------       -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                    --          (452,075)
      Class B                                                                    --            (9,356)
      Class Y                                                                    --                (8)
                                                                             ------                --
Total distributions                                                              --          (461,439)
                                                                             ------          --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                               58,414,889       199,772,930
   Class B shares                                                         3,356,229         4,080,111
   Class Y shares                                                                 1                --
Reinvestment of distributions at net asset value
   Class A shares                                                                --           415,613
   Class B shares                                                                --             9,356
   Class Y shares                                                                --                 8
Payments for redemptions
   Class A shares                                                       (62,394,486)     (198,890,935)
   Class B shares (Note 2)                                               (1,442,887)       (3,382,627)
                                                                         ----------        ----------
Increase (decrease) in net assets from capital share transactions        (2,066,254)        2,004,456
                                                                         ----------         ---------
Total increase (decrease) in net assets                                   7,905,614       (11,188,156)
Net assets at beginning of period                                        59,066,456        70,254,612
                                                                         ----------        ----------
Net assets at end of period                                            $ 66,972,070     $  59,066,456
                                                                       ============     =============

See accompanying notes to financial statements.

Notes to Financial Statements

AXP Precious Metals Fund, Inc.
(Unaudited as to Sept. 30, 1999)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals. Most of these companies will be located outside of the United States.

The Fund offers  Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period measured against the change in the Lipper Gold Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $3,207 for the six months ended Sept. 30, 1999.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $17

The Fund has agreements with American Express Financial Advisors Inc. for distribution and shareholder services. Under a Plan and Agreement of Distribution (the Plan), the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares. The Plan went into effect July 1, 1999. Under terms of a prior Plan and Agreement of Distribution (the Prior Plan) that ended June 30, 1999, the Fund paid a distribution fee for Class B shares at an annual rate up to 0.75% of average daily net assets. The Prior Plan was not effective with respect to Class A shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Under terms of a prior agreement that ended June 30, 1999, the Fund paid a shareholder service fee for Class A and Class B shares at a rate of 0.175% of average daily net assets. Effective July 1, 1999, the agreement for Class A and Class B shares was converted to the Plan and Agreement of Distribution discussed above.

Sales charges received by American Express Financial Advisors for distributing Fund shares were $41,712 for Class A and $8,266 for Class B for the six months ended Sept. 30, 1999.

During the six months ended Sept. 30, 1999, the Fund's custodian and transfer agency fees were reduced by $2,434 as a result of earnings credits from overnight cash balances. The fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $22,175,486 and $14,718,457, respectively, for the six months ended Sept. 30, 1999. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $2,944 for the six months ended Sept. 30, 1999. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                            Six months ended Sept. 30, 1999
                                         Class A        Class B       Class Y
Sold                                   10,656,027       620,686          --
Issued for reinvested distributions            --            --          --
Redeemed                              (11,297,992)     (264,654)         --
                                      -----------      --------        ----
Net increase (decrease)                  (641,965)      356,032          --

                                             Year ended March 31, 1999
                                         Class A        Class B       Class Y
Sold                                   34,476,704       695,352         --
Issued for reinvested distributions        75,529         1,771          2
Redeemed                              (34,123,406)     (584,214)        --
                                      -----------      --------       ----
Net increase (decrease)                   428,827       112,909          2


5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                       Six months ended Sept. 30, 1999
                                                    Calls
                                        Contracts            Premium
Balance March 31, 1999                     --               $     --
Opened                                  1,050                 85,624
Expired                                  (161)               (10,746)
Exercised                                (339)               (22,628)
                                         ----                -------
Balance Sept. 30, 1999                    550                $52,250

See "Summary of significant accounting policies."


6. FOREIGN CURRENCY CONTRACTS
As of Sept. 30, 1999, the Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date       Currency to       Currency to     Unrealized     Unrealized
                   be delivered       be received    appreciation   depreciation

Oct. 1, 1999          768,558             504,942       $3,266           $--
            Australian Dollar         U.S. Dollar
Oct. 1, 1999        1,784,000           1,220,163        5,979            --
              Canadian Dollar         U.S. Dollar
Oct 1, 1999            85,595              58,518          263            --
              Canadian Dollar         U.S. Dollar
Oct 5, 1999           812,750           1,243,688           --           933
                  U.S. Dollar   Australian Dollar
Oct 5, 1999            38,105             228,989           45            --
                  U.S. Dollar  South African Rand
Oct 5, 1999         1,710,486          10,168,841           --        16,385
                  U.S. Dollar  South African Rand
Total                                                   $9,553       $17,318


7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Sept. 30, 1999.


8. CAPITAL LOSS CARRYOVER
For federal income tax purposes, the Fund had a capital loss carryover of $16,477,515 as of March 31, 1999, that will expire in 2006 and 2007 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.


9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.


Fiscal period ended March 31,

Per share income and capital changesa

                                                                     Class A

                                                  1999b     1999       1998       1997       1996

Net asset value, beginning of period             $5.45     $6.82     $10.47     $13.75      $7.99

Income from investment operations:
Net investment income (loss)                        --      (.01)        --       (.08)      (.05)

Net gains (losses) (both realized and unrealized)  .90     (1.31)     (3.46)     (2.54)      5.82

Total from investment operations                   .90     (1.32)     (3.46)     (2.62)      5.77

Less distributions:
Dividends from net investment income                --      (.05)      (.08)        --       (.01)

Distributions from realized gains                   --        --       (.11)      (.66)        --

Total distributions                                 --      (.05)      (.19)      (.66)      (.01)

Net asset value, end of period                   $6.35     $5.45      $6.82     $10.47     $13.75

Ratios/supplemental data
Net assets, end of period (in millions)            $56       $51        $61        $83       $101

Ratio of expenses to average daily net assetsc   1.71%d    1.66%      1.51%      1.50%      1.65%

Ratio of net investment income (loss)
to average daily net assets                      (.06%)d   (.20%)      .06%      (.58%)     (.64%)

Portfolio turnover rate
(excluding short-term securities)                   30%      44%       112%        76%        50%

Total returne                                    16.60%  (19.40%)   (32.87%)   (19.91%)    72.10%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Sept. 30, 1999 (Unaudited).
c Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.

Fiscal period ended March 31,

Per share income and capital changesa

                                        Class B                                         Class Y

                          1999b   1999    1998     1997     1996         1999b   1999     1998     1997    1996

Net asset value,
beginning of period      $5.38   $6.73  $10.30   $13.65    $7.99        $5.43   $6.80   $10.52   $13.76   $7.99

Income from investment operations:
Net investment
income (loss)             (.02)   (.05)   (.04)    (.14)    (.09)         .01    (.01)     .03     (.05)   (.04)

Net gains (losses) (both
realized and unrealized)   .88   (1.29)  (3.41)   (2.55)    5.75          .91   (1.30)   (3.52)   (2.53)   5.81

Total from investment
operations                 .86   (1.34)  (3.45)   (2.69)    5.66          .92   (1.31)   (3.49)   (2.58)   5.77

Less distributions:
Dividends from net
investment income           --    (.01)   (.01)      --       --           --    (.06)    (.12)      --      --

Distributions from
realized gains              --      --    (.11)    (.66)      --           --      --     (.11)    (.66)     --

Total distributions         --    (.01)   (.12)    (.66)      --           --    (.06)    (.23)    (.66)     --

Net asset value, end
of period                $6.24   $5.38    $6.73   $10.30  $13.65        $6.35   $5.43    $6.80   $10.52  $13.76

Ratios/supplemental data

Net assets, end of
period (in millions)       $11      $8       $9       $8      $3          $--     $--      $--      $--     $--

Ratio of expenses to
average daily
net assetsc              2.50%d  2.46%    2.28%    2.27%   2.31%        1.28%d  1.38%    1.26%    1.27%   1.39%

Ratio of net
investment income
(loss) to average daily
net assets               (.84%)d (.97%)   (.74%)  (1.46%) (1.18%)        .41%d   .01%     .36%    (.33%)  (.43%)

Portfolio turnover rate
(excluding short-term
securities)                30%     44%     112%      76%     50%          30%     44%     112%      76%     50%

Total returne           16.07% (20.02%) (33.41%) (20.52%) 70.80%       16.88% (19.31%) (32.79%) (19.75%) 72.30%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Sept. 30, 1999 (Unaudited).
c Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.


Investments in Securities

AXP Precious Metals Fund, Inc.
Sept. 30, 1999 (Unaudited)


(Percentages represent value of investments compared to net assets)

Common stocks (95.9%)
Issuer                                                       Shares           Value(a)

Australia (8.7%)(c)
Acacia Resources                                           2,000,000(b)      $3,694,565
Delta Gold                                                   500,000(b,c)       909,934
Kingsgate Consolidated                                     1,500,000(b,c)       734,344
Newcrest Mining                                              150,000(b)         488,583
Total                                                                         5,827,426

Canada (49.1%)(c)
Aber Resources                                               100,000(b)         626,149
Agnico-Eagle Mines                                           100,000(c)         769,074
Barrick Gold                                                 260,000          5,655,000
Dia Met Minerals Cl B                                         40,000(b)         707,820
Francisco Gold                                               100,000(b)         598,925
Franco-Nevada Mining                                         220,000(e)       4,753,964
Goldcorp Cl A                                                400,000(b)       2,640,713
IAMGOLD                                                      300,000(b)         724,835
Ivanhoe Mines                                                700,000(b,d)       733,683
Kinross Gold                                                 400,000(b)       1,121,623
Meridian Gold                                                900,000(b)       6,155,993
Minefinders                                                  550,000(b,d)       374,328
Nevsun Resources                                             650,000(b)         331,791
Placer Dome                                                  513,200          7,633,849
Total                                                                        32,827,747

Colombia (0.7%)(c)
Rio Narcea Gold Mines                                        375,000(b)         497,686

Malta (12.0%)(c)
Stillwater Mining                                            300,000(b)       8,062,499

Papua New Guinea (1.2%)(c)
Lihir Gold                                                   750,000(b)         822,465

Peru (2.1%)(c)
Compania de Minas Buenaventura ADR                            80,000          1,385,000

South Africa (5.0%)(c)
Anglo American Platinum                                       50,000(b)       1,326,114
Harmony Gold Mining                                          300,000          1,806,747
Kroondal Platinum Mines                                      100,000(b)         213,244
Total                                                                         3,346,105

United Kingdom (2.4%)(c)
Ashanti Goldfields GDR                                       200,000          1,575,000

United States (14.7%)
AK Steel Holdings                                             75,000          1,368,750
Battle Mountain Gold                                         450,000          1,462,500
Homestake Mining                                             300,000          2,756,250
Martin Marietta Materials                                     10,000            399,375
Newmont Mining                                               150,000          3,881,250
Total                                                                         9,868,125

Total common stocks
(Cost: $60,318,492)                                                         $64,212,053


Other (0.1%)(c)

Issuer                                                       Shares             Value(a)

Canada
Minefinders                                                  125,000            $85,075
   Special Warrants

Total other
(Cost: $458,278)                                                                $85,075

See accompanying notes to investments in securities.


Options purchased (0.3%)

Issuer                        Shares       Exercise       Expiration           Value(a)
                                             price           date

Calls
Barrick Gold                 200,000         $25           Nov. 1999           $125,000
Freeport McMoran             100,000          18           Oct. 1999             34,375
Philadelphia Gold & Silver     5,000          90           Nov. 1999             15,938

Total options purchased
(Cost: $608,650)                                                               $175,313

Short-term securities (8.2%)
Issuer                                     Annualized        Amount            Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
   10-01-99                                    5.05%      $2,200,000         $2,199,681
Federal Home Loan Mtge Corp Disc Nt
   10-07-99                                    5.16          900,000            899,099
Federal Natl Mtge Assn Disc Nts
   10-12-99                                    5.14        2,000,000          1,996,420
   12-02-99                                    5.29          400,000            396,213
Total                                                                         5,491,413

Total short-term securities
(Cost: $5,492,483)                                                           $5,491,413

Total investments in securities
(Cost: $66,877,903)(f)                                                      $69,963,854

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 1999, the value of foreign securities represented 81.27% of net assets.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Sept. 30, 1999 are as follows:

Issuer           Beginning   Purchase      Sales     Ending   Dividend  Value(a)
                   cost        cost        cost       cost     income

Ivanhoe Mines*        $--  $1,372,900   $411,870    $961,030    $--     $733,683

Minefinders*    1,580,275          --         --   1,580,275     --      374,328

Sedna Geotech*  1,571,774          --  1,571,774          --     --           --

Total          $3,152,049  $1,372,900 $1,983,644  $2,541,305    $--   $1,108,011

*Issuer was not an affiliate for the entire period ended Sept. 30, 1999.

(e) At Sept. 30, 1999, securities valued at $1,188,491 were held to cover open call options written as follows:

Issuer                     Shares      Exercise     Expiration       Value
                                        price         date

Franco-Nevada Mining       55,000        $35        Nov. 1999       $41,176

(f) At Sept. 30, 1999, the cost of securities for federal income tax purposes was approximately $66,878,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                          $10,286,000
Unrealized depreciation                                           (7,200,000)
                                                                  ----------
Net unrealized appreciation                                       $3,086,000

Quick  telephone  reference

AMERICAN  EXPRESS FINANCIAL ADVISORS TELEPHONE TRANSACTION SERVICE
Sales and exchanges, dividend payments or reinvestments and automatic payment
arrangements:              800-437-3133

AMERICAN EXPRESS CLIENT SERVICE CORPORATION
Fund performance, fund prices, account values, recent account transactions and
account inquiries:         800-862-7919

TTY SERVICE
For the hearing impaired:  800-846-4852

TICKER SYMBOL
Class A: INPMX    Class B: INPBX    Class Y: N/A



                                                                PRSRT STD AUTO
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                 SPENCER, IA
                                                                PERMIT NO. 85


                                                               S-6144 N (11/99)

AXP Precious Metals Fund
IDS Tower 10
Minneapolis, MN 55440-0010

                           AMERICAN EXPRESS Financial Advisors